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                        SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 Date of Report (Date of earliest event reported)
                ------------------------------------------------
                               December 18, 1998


                            GALLERY OF HISTORY, INC.
                       -------------------------------
            (Exact name of registrant as specified in its charter)


             Nevada                    0-13757               88-0176525
      ------------------              ---------             ------------
(State or other jurisdiction of      (Commission          (I.R.S. Employer
incorporation or organization)        File No.)          Identification No.)


            Promenade Suite
        3601 West Sahara Avenue
           Las Vegas, Nevada                       89102-5822
        -----------------------                    ----------
(Address of principal executive offices)           (Zip Code)


                                (702) 364-1000
                              ------------------
                        (Registrant's telephone number)

                  ----------------------------------------------
           (Former name or former address, if changed since last report)
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Item 5.  Other Events

	On December 18, 1998, Gallery of History, Inc. announced a two for one stock split of its common stock for all shareholders of record as of December 24, 1998, with a distribution date of January 8, 1999. A copy of the press release announcing the stock split is attached hereto as Exhibit 99.1 and incorporated by reference.


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                                   SIGNATURE





	Pursuant to the requirements of The Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.





                                GALLERY OF HISTORY, INC.





December 18, 1998                By: s/ Todd M. Axelrod
________________                     __________________
     (Date)                          Todd M. Axelrod
                                     President